SECTION 906 CERTIFICATION

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Name of Issuer:	USAA MUTUAL FUNDS TRUST

Cornerstone Moderate Fund

Cornerstone Moderately Aggressive Fund

Cornerstone Moderately Conservative Fund

Cornerstone Aggressive Fund

Cornerstone Conservative Fund

Cornerstone Equity Fund

Growth and Tax Strategy Fund

Emerging Markets Fund Shares

Emerging Markets Fund Institutional Shares

Emerging Markets Fund Adviser Shares

Managed Allocation Fund

Precious Metals and Minerals Fund Shares

Precious Metals and Minerals Fund Institutional Shares

Precious Metals and Minerals Fund Adviser Shares

International Fund Shares

International Fund Institutional Shares

International Fund Adviser Shares

World Growth Fund Shares

World Growth Institutional Shares

World Growth Fund Adviser Shares

Government Securities Fund Shares

Government Securities Fund Institutional Shares

Government Securities Fund Adviser Shares

Treasury Money Market Trust

In connection with the Annual Reports on Form N-CSR/S (Reports) of the above-named issuer for the Funds listed above for the period ended November 30, 2016, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.

Date:	01/23/2017	/s/ DANIEL S. MCNAMARA
	________________	___________________________________
Daniel S. McNamara
President

SECTION 906 CERTIFICATION

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Name of Issuer:	USAA MUTUAL FUNDS TRUST

Cornerstone Moderate Fund

Cornerstone Moderately Aggressive Fund

Cornerstone Moderately Conservative Fund

Cornerstone Aggressive Fund

Cornerstone Conservative Fund

Cornerstone Equity Fund

Growth and Tax Strategy Fund

Emerging Markets Fund Shares

Emerging Markets Fund Institutional Shares

Emerging Markets Fund Adviser Shares

Managed Allocation Fund

Precious Metals and Minerals Fund Shares

Precious Metals and Minerals Fund Institutional Shares

Precious Metals and Minerals Fund Adviser Shares

International Fund Shares

International Fund Institutional Shares

International Fund Adviser Shares

World Growth Fund Shares

World Growth Institutional Shares

World Growth Fund Adviser Shares

Government Securities Fund Shares

Government Securities Fund Institutional Shares

Government Securities Fund Adviser Shares

Treasury Money Market Trust

In connection with the Annual Reports on Form N-CSR/S (Reports) of the above-named issuer for the Funds listed above for the period ended November 30, 2016, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.

Date:	01/18/2017	/s/ ROBERTO GALINDO, JR.
	________________	__________________________________
Roberto Galindo, Jr.
Treasurer